UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34948 (Commission File Number)	27-2963337 (I.R.S. Employer Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           Entry into a Material Definitive Agreement.

On January 28, 2013, General Growth Properties, Inc. (the “Company”) announced the execution of the following two agreements with respect to the purchase of its outstanding warrants to purchase shares (“shares”) of its common stock by its subsidiary General Growth Properties Limited Partnership (“GGPLP”):

•                  Warrant Purchase Agreement (“Fairholme Warrant Purchase Agreement”), dated as of January 28, 2013, by and among the Company, GGPLP, and Fairholme Funds, Inc., on behalf of each of The Fairholme Fund and The Fairholme Focused Income Fund (“Fairholme”), with respect to 41,071,429 warrants at an aggregate purchase price of approximately $565 million.  A copy of the Fairholme Warrant Purchase Agreement is attached as Exhibit 10.1 to this Form 8-K.

•                  Warrant Purchase Agreement (“Blackstone Warrant Purchase Agreement”), dated as of January 28, 2013, by and among the Company, GGPLP, and Blackstone Real Estate Partners VI L.P., Blackstone Real Estate Partners (AIV) VI L.P., Blackstone Real Estate Partners VI.F L.P., Blackstone Real Estate Partners VI.TE.1 L.P., Blackstone Real Estate Partners VI.TE.2 L.P., Blackstone Real Estate Holdings VI L.P. and Blackstone GGP Principal Transaction Partners L.P., each an affiliate of The Blackstone Group, L.P. (collectively, “the Blackstone Entities”), with respect to 5,000,000 warrants at an aggregate purchase price of approximately $69 million.  A copy of the Blackstone Warrant Purchase Agreement is attached as Exhibit 10.2 to this Form 8-K.

The warrants are currently exercisable into approximately 52 million shares.  The Company paid $565 million for warrants to purchase approximately 46.1 million shares from Fairholme and $69 million for warrants to purchase approximately 5.6 million shares from the Blackstone Entities.  The warrants are scheduled to expire in November 2017.

Effective with the transactions, which are expected to close on January 30, 2013, the Blackstone Entities and Fairholme will no longer hold any warrants to acquire the Company’s common stock.

John G. Schreiber, a director of the Company, controls Centaur Partners IV, L.P., which is (x) a partner in Blackstone Real Estate Holdings VI L.P., one of the Blackstone Entities, and (y) a member of BREA VI L.L.C., which the general partner of a limited partnership, which is the general partner of the other Blackstone Entities.

ITEM 9.01           Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Fairholme Warrant Purchase Agreement
10.2	Blackstone Warrant Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
(Registrant)

Date: January 29, 2013	By:	/s/ Michael B. Berman

Michael B. Berman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fairholme Warrant Purchase Agreement
10.2	Blackstone Warrant Purchase Agreement